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                                                                  EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the use in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-1 of our report dated February 8, 1996, relating to the financial statements of The Re-Print Corporation, which is contained in that Prospectus.

         We also consent to the references to us under the heading "Experts" in that Prospectus.

/s/ BDO SEIDMAN

BDO SEIDMAN, LLP

Atlanta, Georgia

March 15, 1999